EXHIBIT 1.2



                     CPC International Inc.

          U.S. $300,000,000 Medium-Term Notes, Series B
                    Due More Than Nine Months
                       From Date of Issue

                    Selling Agency Agreement


                                               _________   , 1994
                                               New York, New York


SALOMON BROTHERS INC               Merrill Lynch & Co.
Seven World Trade Center           World Financial Center-North
New York, New York 10048           250 Vesey Street
                                   New York, New York  10281


Ladies and Gentlemen:

          CPC International Inc., a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $300,000,000 aggre-gate principal amount of its Medium-Term Notes, Series B Due More Than Nine Months from Date of Issue (the "Notes"). The Notes will be issued under an indenture (the "Indenture") dated as of April 15, 1988 between the Company and Bankers Trust Company, as trustee (the "Trustee"). Unless otherwise specifically provided for and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, or the equivalent thereof in a specified currency of a country other than the United States or in a composite currency and in any greater denomination that is an integral multiple of $1,000 of such specified currency or composite currency. Refer-ences herein to "$" shall be to United States dollars, and refer-ences herein to amounts in United States dollars shall be deemed to refer to the equivalent amount of currencies of countries other than the United States or composite currencies to the extent applicable. The Notes will be issued only in fully regis-tered form and will have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement.
The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures") (unless a Terms Agreement (as defined in

Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agree-
ment). The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to one of you acting solely as principal pursuant to
Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individu-ally and not jointly.

          1. Representations and Warranties. The Company rep-resents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

          a.   The Company meets the requirements for use of
     Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on
     such Form (File Number: 33-    ), including a basic prospec-
     tus, which has become effective, for the registration under the Act of $141,000,000 aggregate principal amount of debt securities and pursuant to Rule 429 under the Act includes an additional $159,000,000 aggregate principal amount of debt securities (collectively, the "Securities") previously registered by the Company under a registration statement on Form S-3 (File No. 33-20813). The Securities include the Notes being offered pursuant to this Agreement. Such regis-tration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or
     (x) under the Act and complies in all other material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of pro-spectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Pro-spectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act fur-ther supplements to the Prospectus Supplement (each a "Pric-ing Supplement") specifying the interest rates, maturity dates and, if appropriate, other similar terms of the Notes sold pursuant hereto or the offering thereof.

          b. As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supple-mented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and
     (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          c. As of the time any Notes are issued and sold here-under, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accor-dance with its terms and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

          d. The terms which follow, when used in this Agree-ment, shall have the meanings indicated. The term "the
     Effective Date" shall mean each date that the Registration

     Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date. "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and, if the con-text so requires, the applicable Pricing Supplement. "Registration Statement" shall mean the registration state-ment referred to in paragraph (a) above, including incorpo-rated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Pro-spectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Sup-plement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          2. Appointment of Agents; Solicitation by the Agents of Offers To Purchase; Sales of Notes to a Purchaser.
a. Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

          On the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agree-ment, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in
Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Com-pany as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

          Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

          If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall indemnify and hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

          b. Subject to the terms and conditions stated herein, whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Com-pany for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's indepen-dent public accountants as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to pur-chase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

          Delivery of the certificates for Notes sold to the Pur-chaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against pay-ment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

          Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser
(i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Pur-chaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission pay-able pursuant hereto.

          3.   Offering and Sale of Notes.  Each Agent and the
Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

          4.   Agreements.  The Company agrees with you that:

          a. Prior to the termination of the offering of the Notes (including by way of resale by a Purchaser of Notes), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportu-nity to comment on any such proposed amendment or supple-ment. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will pro-vide evidence satisfactory to you of such filing. The Com-pany will promptly advise each of you (i) when the Prospec-tus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of any offering of Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institu-tion or threatening of any proceeding for that purpose and
     (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threaten-ing of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          b. If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supple-mented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Com-pany, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented),
     (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amend-ment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supple-ment, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amend-ment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amend-ment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to pur-chase Notes hereunder.

          c. The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, on or prior to the date on which the Company makes any announcement to the gen-eral public concerning earnings or concerning any other event which is required to be described, or which the Com-pany proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained or to be contained in such announcement. The Company also will furnish to each of you copies of all press releases or announcements furnished to news or wire services and any other material press releases and announcements. The Company will immediately notify each of you of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any "nationally rec-ognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rat-ing or of a possible change in any such rating that does not indicate the direction of the possible change, as soon as the Company learns of any such decrease or notice.

          d. As soon as practicable, the Company will make gen-erally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of
     Section 11(a) of the Act and Rule 158 under the Act.

          e. The Company will furnish to each of you and your counsel, without charge, copies of the Registration State-ment (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may rea-sonably request.

          f. The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and, if requested by an Agent, will arrange for the determination of the legality of the Notes for purchase by institutional investors.

          g. The Company shall furnish to each of you such information, documents, certificates of officers of the Com-pany and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Regis-tration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations here-under and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement rea-sonably request.

          h. The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other pro-duction and delivery of the Registration Statement, the Pro-spectus, all amendments thereof and supplements thereto, the Indenture, this Agreement, any Terms Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in com-pliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes,
     (ii) reimburse each of you as requested for all out-of-pocket expenses (including without limitation adver-tising expenses), if any, incurred by you in connection with this Agreement and (iii) pay the fees and expenses of your counsel incurred in connection with this Agreement.

          i. Each acceptance by the Company of an offer to pur-chase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional represen-tation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Secu-rities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities reg-istered pursuant to the Registration Statement. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.

          j. Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securi-ties other than the Notes or providing solely for the speci-fication of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chairman of the Board or the President or a Senior Vice President and the Treasurer or Comptroller of the Company, dated the date of the effective-ness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

          k. Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be fur-nished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Sec-tion 5(b) but modified to relate to the Registration State-ment and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amend-ment or the filing of such supplement).

          l. Each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorpo-rate amended or supplemental financial information, the Com-pany shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Pro-spectus, as amended or supplemented to the date of such let-ter; provided, however, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent pub-lic accountants may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unau-dited financial statements, the related "Management's Dis-cussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items.

          m. During the period, if any, specified (whether orally or in writing) in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser issue or announce the proposed issuance of any of its debt securi-ties, including Notes, with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

          n. The Company confirms as of the date hereof, and each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation, that the Company is in compliance with all provisions of Section 1 of Laws of Flor-ida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the informa-tion reported in the Prospectus, if any, concerning the Com-pany's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          o. The Company or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promul-gated by Japanese governmental and regulatory authorities in respect of the issue and purchase of Notes denominated in Japanese yen.

          p. The terms of Notes denominated in Japanese Yen, if any, that will be issued will be limited to those which have been recognized by Japanese authorities.


          Each Agent represents and agrees with the Company that:

          q. It will not offer or sell any Note directly or indirectly in Japan or to residents of Japan or for the benefit of any Japanese person (which term as used herein means any person resident in Japan, including any corpora-tion or other entity organized under the laws of Japan) or to others for reoffering or resale directly or indirectly in Japan or to any Japanese person during the period of 90 days from the issue date of such Note (which Notes is denominated in Japanese yen) or 180 days from the issue date of the Note (which note is a dual currency note, reverse dual currency note or optional dual currency note) and that thereafter it will not do so, except under circumstances which will result in compliance with any applicable laws, regulations and min-isterial guidelines of Japan taken a a whole. Furthermore, in connection with the issuance of Notes denominated in Jap-anese yen, the Company and you each agree to comply with all applicable laws, regulations and guidelines as amended from time to time of the Japanese governmental and regulatory authorities.

          5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and war-ranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the per-formance by the Company of its obligations hereunder and to the following additional conditions:

          a. If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospec-tus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the

     Registration Statement shall have been issued and no pro-ceedings for that purpose shall have been instituted or threatened.

          b. The Company shall have furnished to each Agent the opinion of Clifford B. Storms, Esq., Senior Vice President and General Counsel for the Company, dated the Execution
     Time, to the effect that:

               (i) except as specified therein, each of the Com-pany and the subsidiaries listed on Schedule II hereto (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is val-idly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

              (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly autho-rized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsid-iaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

             (iii) the Company's authorized equity capital-ization is as set forth in the Prospectus; and the Notes conform to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in sup-plements to the Prospectus as contemplated by the fourth sentence of Section 1(a) of this Agreement);

              (iv) the Indenture has been duly authorized, exe-cuted and delivered by the Company, has been duly qual-ified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) entitled to the benefits of the Indenture;

               (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be dis-closed in the Registration Statement which is not ade-quately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

              (vi) the Registration Statement has become effec-tive under the Act; any required filing of the Prospec-tus, and any supplements thereto, pursuant to Rule 424(b) has been or will be made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspend-ing the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical informa-tion contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not mis-leading or that the Prospectus includes any untrue statement of a material fact or omits to state a mate-rial fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (vii) this Agreement has been duly authorized, exe-cuted and delivered by the Company;

            (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

              (ix) neither the execution and delivery of the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order, regulation or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regu-latory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

               (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdic-tion other than the corporate laws of the State of Delaware or the laws of the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Com-pany and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the date such opinion is rendered.

          c. The Company shall have furnished to each Agent the opinion of Luis Schuchinski, Esq., Director - Taxes and Insurance of the Company, dated the Execution Time, to the effect that the information contained in the Prospectus under the caption "United States Taxation" is a fair and accurate summary of the principal Federal income tax conse-quences associated with the ownership of the Notes.

          d. Each Agent shall have received from Cahill Gordon & Reindel, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such docu-ments as they request for the purpose of enabling them to pass upon such matters.

          e. The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman of the Board or the President or a Senior Vice President and the Treasurer or Comptroller of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Pro-spectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Com-pany has complied with all the agreements and satisfied all the conditions on its part to be performed or sat-isfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no pro-ceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsid-iaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any sup-plement thereto).

          f. At the Execution Time, KPMG Peat Marwick shall have furnished to each Agent a letter, dated the date hereof, in form and substance reasonably satisfactory to the Agents, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company contained in the Registration State-ment and the Prospectus.

          g. Prior to the Execution Time, the Company shall have furnished to each Agent such further information, docu-ments, certificates and opinions of counsel as the Agents may reasonably request.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and cer-tificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be can-celled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or tele-graph confirmed in writing.

          The documents required to be delivered by this
Section 5 shall be delivered at the office of Cahill Gordon &
Reindel, counsel for the Agents, at 80 Pine Street, New York, New
York, on the date hereof.

          6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the related Terms Agree-ment and as of the Closing Date for such Notes, to the perfor-mance and observance by the Company of all covenants and agree-ments herein contained on its part to be performed and observed and to the following additional conditions precedent:

          a. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no pro-ceedings for that purpose shall have been instituted or threatened.

          b. To the extent agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Pro-spectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement), (ii) the opinion of Clifford
     B. Storms, Esq., Vice President and General Counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Luis Schuchinski, Esq., Director - Taxes and Insurance for the Company, dated as of the Closing Date to the effect set forth in Section 5(c), (iv) the opinion of Cahill Gordon & Reindel, counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(d), and
     (v) letter of KPMG Peat Marwick, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(f).

          c. Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certif-icates and documents as the Purchaser may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satis-factory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser there-under and with respect to the Notes subject thereto may be can-celed at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          7.   Right of Person Who Agreed To Purchase To Refuse
To Purchase.  a.    The Company agrees that any person who has
agreed to purchase and pay for any Note pursuant to a solici-tation by any of the Agents shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condi-tion set forth in Section 5 or 6, as applicable, shall not be satisfied.

          b. The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such
Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with the judg-ment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a Purchaser required therein) the effect of which is, in the judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b) and
Section 9(b)).

          8.   Indemnification and Contribution.  a.   The Com-
pany agrees to indemnify and hold harmless each of you, the directors, officers, employees and agents of each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, dam-ages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or lia-bilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Pros-pectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in con-nection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in confor-mity with written information furnished to the Company by any of you specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may other-wise have.

          b. Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the first paragraph of the inside cover, and under the heading "Plan of Distribution", of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

          c. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
(i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemni-fying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obliga-tion provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnify-ing party and the indemnified party shall have reasonably con-cluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemni-fying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or con-sent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or con-sent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          d. In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any rea-son, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of you may be subject in such propor-tion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; provided, however, that in no case shall any of you be responsible for any amount in excess of the commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net pro-ceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information pro-vided by the Company or any of you. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable consider-ations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be enti-tled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Com-pany who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribu-tion as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by any of you insofar as this Agreement relates to any Agent, by giving written notice of such termination to such Agent or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and
Section 10.

          b. Each Terms Agreement shall be subject to termina-tion in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time (i) there shall have occurred, subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which is, in the judgment of the Pur-chaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of such Note, (ii) there shall have been, subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Com-pany's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, (iii) trading in the Company's Common Stock shall have been suspended by the Commission or the New York, Midwest or Pacific Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange,
(iv) a banking moratorium shall have been declared by either Fed-eral or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracti-cable or inadvisable to proceed with the offering or delivery of such Notes as contemplated by the Prospectus (exclusive of any supplement thereto).

          10. Survival of Certain Provisions. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the directors, officers, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the inten-tion of selling them, the provisions of Section 4 shall remain in effect until such Notes are sold by the Purchaser.

          11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at International Plaza, P.O. Box 8000, Englewood Cliffs, NJ 07632, attention of the Vice President and General Counsel.

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respec-tive successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to pur-chase Notes, and no other person will have any right or obliga-tion hereunder.

          13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New
York.


          If the foregoing is in accordance with your under-standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your accep-tance shall represent a binding agreement among the Company and you.


                         Very truly yours,

                         CPC International Inc.

                         By: ___________________________
                             Name:
                             Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

Salomon Brothers Inc
Merrill Lynch & Co.

By: Salomon Brothers Inc


By:
   _____________________
   Name:
   Title:

                           SCHEDULE I


Commissions:

          The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

            Term                          Commission Rate

From 9 months to less than 1 year.......       .125%
From 1 year to less than 18 months......       .150%
From 18 months to less than 2 years.....       .200%
From 2 years to less than 3 years.......       .250%
From 3 years to less than 4 years.......       .350%
From 4 years to less than 5 years.......       .450%
From 5 years to less than 6 years.......       .500%
From 6 years to less than 7 years.......       .550%
From 7 years to less than 10 years......       .600%
From 10 years to less than 15 years.....       .625%
From 15 years to less than 20 years.....       .650%
From 20 years to less than 30 years.....       .750%
From 30 years up to and
  including 40 years....................       .875%

          Unless otherwise specified in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above. Commissions on Notes with a stated maturity in excess of 40 years will be negotiated at the time of sale.


Address for Notice to you:

          Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention of the Medium-Term Note Department.

          Notices to Merrill Lynch & Co. shall be directed to it at World Financial Center - North, 250 Vesey Street, New York,
New York 10281, Attention of Medium-Term Note Department.

                           SCHEDULE II


SUBSIDIARY                         JURISDICTION OF ORGANIZATION

S.B. Thomas, Inc.                            New York
Arnold Foods Company, Inc.                   Delaware
Best Foods-Caribbean, Inc.                   Delaware

                                                        EXHIBIT A


                     CPC International Inc.

           Medium-Term Note Administrative Procedures
                                    , 1994


          The Medium-Term Notes, Series B, Due More Than Nine Months from Date of Issue (the "Notes") of CPC International Inc. (the "Company") are to be offered on a continuing basis. Salomon Brothers Inc and Merrill Lynch & Co., as agents (each an "Agent"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to pur-chase Notes for their own account. The Notes are being sold pur-suant to a Selling Agency Agreement between the Company and the Agents dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under an Indenture dated as of April 15, 1988 (the "Inden-ture"), between the Company and Bankers Trust Company, as trustee (the "Trustee").

          The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative pro-cedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Com-pany and such Agent acting as principal.

          Each Note will be represented by either a Global Secu-rity (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person desig-nated by such Holder (a "Certificated Note"). Only Notes denomi-nated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below. Adminis-trative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the

Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

          Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control.


                             PART I

                  Administrative Procedures for
                        Book-Entry Notes

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                  On any date of settlement (as defined
                           under "Settlement" below) for one or
                           more Book-Entry Notes, the Company
                           will issue a single global security in
                           fully registered form without coupons
                           (a "Global Security") representing up
                           to $150,000,000 principal amount of
                           all such Book-Entry Notes that have
                           the same original issue date, original
                           issue discount provisions, if any,

                           Interest Payment Dates, Regular Record
                           Dates, Interest Payment Period,
                           redemption, repayment and extension
                           provisions, if any, Maturity Date,
                           and, in the case of Fixed Rate Notes,
                           interest rate, or, in the case of
                           Floating Rate Notes, initial interest
                           rate, Interest Rate Basis, Index
                           Maturity, Interest Reset Period,
                           Interest Reset Dates, Spread or Spread
                           Multiplier, if any, minimum interest
                           rate, if any, and maximum interest
                           rate, if any (collectively, the
                           "Terms").  Each Global Security will
                           be dated and issued as of the date of
                           its authentication by the Trustee.
                           Each Global Security will bear an
                           original issue date, which will be (i)
                           with respect to an original Global
                           Security (or any portion thereof), the
                           original issue date specified in such
                           Global Security and (ii) following a
                           consolidation of Global Securities,
                           with respect to the Global Security
                           resulting from such consolidation, the
                           most recent Interest Payment Date to
                           which interest has been paid or duly
                           provided for on the predecessor Global
                           Securities, regardless of the date of
                           authentication of such resulting Glo-
                           bal Security.  No Global Security will
                           represent (i) both Fixed Rate and
                           Floating Rate Book-Entry Notes or
                           (ii) any Certificated Note.

Identification             The Company has arranged with the
Numbers:                   CUSIP Service Bureau of Standard &
                           Poor's Corporation (the "CUSIP Service
                           Bureau") for the reservation of a
                           series of CUSIP numbers, which series
                           consists of approximately 900 CUSIP
                           numbers and relates to Global Securi-
                           ties representing Book-Entry Notes and
                           book-entry medium-term notes issued by
                           the Company with other series designa-
                           tions.  The Trustee, the Company and
                           DTC have obtained from the CUSIP

                           Service Bureau a written list of such
                           reserved CUSIP numbers.  The Company
                           will assign CUSIP numbers to Global
                           Securities as described below under
                           Settlement Procedure "B".  DTC will
                           notify the CUSIP Service Bureau peri-
                           odically of the CUSIP numbers that the
                           Company has assigned to Global Securi-
                           ties.  The Trustee will notify the
                           Company at any time when fewer than
                           100 of the reserved CUSIP numbers
                           remain unassigned to Global Securi-
                           ties, and, if it deems necessary , the
                           Company will reserve additional CUSIP
                           numbers for assignment to Global Secu-
                           rities.  Upon obtaining such addi-
                           tional CUSIP numbers, the Company
                           shall deliver a list of such addi-
                           tional CUSIP numbers to the Trustee
                           and DTC.

Registration:              Global Securities will be issued only
                           in fully registered form without cou-
                           pons.  Each Global Security will be
                           registered in the name of CEDE & CO.,
                           as nominee for DTC, on the securities
                           register for the Notes maintained
                           under the Indenture.  The beneficial
                           owner of a Book-Entry Note (or one or
                           more indirect participants in DTC des-
                           ignated by such owner) will designate
                           one or more participants in DTC (with
                           respect to such Book-Entry Note, the
                           "Participants") to act as agent or
                           agents for such owner in connection
                           with the book-entry system maintained
                           by DTC, and DTC will record in book-
                           entry form, in accordance with
                           instructions provided by such Partici-
                           pants, a credit balance with respect
                           to such beneficial owner in such Book-
                           Entry Note in the account of such Par-
                           ticipants.  The ownership interest of
                           such beneficial owner (or such par-
                           ticipant) in such Book-Entry Note will
                           be recorded through the records of
                           such Participants or through the
                           separate records of such Participants
                           and one or more indirect participants
                           in DTC.

Transfers:                 Transfers of a Book-Entry Note will be
                           accomplished by book entries made by
                           DTC and, in turn, by Participants (and
                           in certain cases, one or more indirect
                           participants in DTC) acting on behalf
                           of beneficial transferors and trans-
                           ferees of such Note.

Exchanges:                 The Trustee may deliver to DTC and the
                           CUSIP Service Bureau at any time a
                           written notice of consolidation (a
                           copy of which shall be attached to the
                           resulting Global Security described
                           below) specifying (i) the CUSIP num-
                           bers of two or more outstanding Global
                           Securities that represent (A) Fixed
                           Rate Book-Entry Notes having the same
                           Terms and for which interest has been
                           paid to the same date or (B) Floating
                           Rate Book-Entry Notes having the same
                           Terms and for which interest has been
                           paid to the same date, (ii) a date,
                           occurring at least thirty days after
                           such written notice is delivered and
                           at least thirty days before the next
                           Interest Payment Date for such Book-
                           Entry Notes, on which such Global
                           Securities shall be exchanged for a
                           single replacement Global Security and
                           (iii) a new CUSIP number, obtained
                           from the Company, to be assigned to
                           such replacement Global Security.
                           Upon receipt of such a notice, DTC
                           will send to its participants (includ-
                           ing the Trustee) a written reorganiza-
                           tion notice to the effect that such
                           exchange will occur on such date.
                           Prior to the specified exchange date,
                           The Trustee will deliver to the CUSIP
                           Service Bureau a written notice set-
                           ting forth such exchange date and such
                           new CUSIP number and stating that, as
                           of such exchange date, the CUSIP
                           numbers of the Global Securities to be
                           exchanged will no longer be valid.  On
                           the specified exchange date, the Trus-
                           tee will exchange such Global Securi-
                           ties for a single Global Security
                           bearing the new CUSIP number and the
                           CUSIP numbers of the exchanged Global
                           Securities will, in accordance with
                           CUSIP Service Bureau procedures, be
                           canceled and not immediately reas-
                           signed.  Notwithstanding the fore-
                           going, if the Global Securities to be
                           exchanged exceed $150,000,000 in
                           aggregate principal amount, one Global
                           Security will be authenticated and
                           issued to represent each $150,000,000
                           of principal amount of the exchanged
                           Global Securities and an additional
                           Global Security will be authenticated
                           and issued to represent any remaining
                           principal amount of such Global Secu-
                           rities (see "Denominations" below).

Maturities:                Each Book-Entry Note will mature on a
                           date more than nine months after the
                           Original Issue Date for such Note.  A
                           Floating Rate Book-Entry Note will
                           mature only on an Interest Payment
                           Date for such Note.  Any Note denomi-
                           nated in Japanese yen will mature on a
                           date not less than one year from the
                           Original Issue Date (as defined below)
                           for such Note.  Any Note denominated
                           in Pounds Sterling will mature on a
                           date not less than one year, nor more
                           than five years, after its Original
                           Issue Date.

Denominations:             Book-Entry Notes will be issued in
                           principal amounts of $1,000 or any
                           amount in excess thereof that is an
                           integral multiple of $1,000.  Global
                           Securities will be denominated in
                           principal amounts not in excess of
                           $150,000,000.  If one or more Book-
                           Entry Notes having an aggregate prin-
                           cipal amount in excess of $150,000,000
                           would, but for the preceding sentence,
                           be represented by a single Global
                           Security, then one Global Security
                           will be authenticated and issued to
                           represent each $150,000,000 principal
                           amount of such Book-Entry Note or
                           Notes and an additional Global Secu-
                           rity will be authenticated and issued
                           to represent any remaining principal
                           amount of such Book-Entry Note or
                           Notes.  In such a case, each of the
                           Global Securities representing such
                           Book-Entry Note or Notes shall be
                           assigned the same CUSIP number.

Interest:                  General.  Interest, if any, on each
                           Book-Entry Note will accrue from the
                           original issue date for the first
                           interest period or the last date to
                           which interest has been paid, if any,
                           for each subsequent interest period,
                           on the Global Security representing
                           such Book-Entry Note, and will be cal-
                           culated and paid in the manner
                           described in such Book-Entry Note and
                           in the Prospectus (as defined in the
                           Agency Agreement), as supplemented by
                           the applicable Pricing Supplement.
                           Unless otherwise specified therein,
                           each payment of interest on a Book-
                           Entry Note will include interest
                           accrued to but excluding the Interest
                           Payment Date (provided that, in the
                           case of Floating Rate Book-Entry Notes
                           which reset daily or weekly, interest
                           payments will include accrued interest
                           to but excluding the Regular Record
                           Date immediately preceding the Inter-
                           est Payment Date) or to but excluding
                           Maturity (other than a Maturity of a
                           Fixed Rate Book-Entry Note occurring
                           on the 31st day of a month, in which
                           case such payment of interest will
                           include interest accrued to but
                           excluding the 30th day of such month.
                           Interest payable at the Maturity of a
                           Book-Entry Note will be payable to the

                           Person to whom the principal of such
                           Note is payable.  Standard & Poor's
                           Corporation will use the information
                           received in the pending deposit mes-
                           sage described under Settlement
                           Procedure "C" below in order to
                           include the amount of any interest
                           payable and certain other information
                           regarding the related Global Security
                           in the appropriate (daily or weekly)
                           bond report published by Standard &
                           Poor's Corporation.

                           Regular Record Dates.  The Regular
                           Record Date with respect to any Inter-
                           est Payment Date shall be the date
                           fifteen calendar days immediately pre-
                           ceding such Interest Payment Date
                           (whether or not a Business Date).

                           Interest Payment Dates on Fixed Rate
                           Book-Entry Notes.  Unless otherwise
                           specified pursuant to Settlement
                           Procedure "A" below, interest payments
                           on Fixed Rate Book-Entry Notes will be
                           made semi-annually on May 15 and
                           November 15 of each year and at Matur-
                           ity; provided, however, that if an
                           Interest Payment Date for a Fixed Rate
                           Book-Entry Note is not a Business Day,
                           the payment due on such day shall be
                           made on the next succeeding Business
                           Day and no interest shall accrue on
                           such payment for the period from and
                           after such Interest Payment Date; pro-
                           vided further, that in the case of a
                           Fixed Rate Book-Entry Note issued
                           between a Regular Record Date and an
                           Interest Payment Date, the first
                           interest payment will be made on the
                           Interest Payment Date following the
                           next succeeding Regular Record Date.

                           Interest Payment Dates on Floating
                           Rate Book-Entry Notes.  Interest pay-
                           ments will be made on Floating Rate
                           Book-Entry Notes monthly, quarterly,
                           semi-annually or annually.  Unless
                           otherwise agreed upon, interest will
                           be payable, in the case of Floating
                           Rate Book-Entry Notes with a monthly
                           Interest Payment Period, on the third
                           Wednesday of each month; with a quar-
                           terly Interest Payment Period, on the
                           third Wednesday of March, June, Sep-
                           tember and December of each year; with
                           a semi-annual Interest Payment Period
                           on the third Wednesday of the two
                           months specified pursuant to Set-
                           tlement Procedure "A" below; and with
                           an annual Interest Payment Period, on
                           the third Wednesday of the month spec-
                           ified pursuant to Settlement Pro-
                           cedure "A" below; provided, however,
                           that if an Interest Payment Date for a
                           Floating Rate Book-Entry Note would
                           otherwise be a day that is not a Busi-
                           ness Day with respect to such Floating
                           Rate Book-Entry Note, such Interest
                           Payment Date will be the next succeed-
                           ing Business Day with respect to such
                           Floating Rate Book-Entry Note, except
                           in the case of a Floating Rate Book-
                           Entry Note for which the Base Rate is
                           LIBOR, if such Business Day is in the
                           next succeeding calendar month, such
                           Interest Payment Date will be the
                           immediately preceding Business Day;
                           and provided further, that in the case
                           of a Floating Rate Book-Entry Note
                           issued between a Regular Record Date
                           and an Interest Payment Date, the
                           first interest payment will be made on
                           the Interest Payment Date following
                           the next succeeding Regular Record
                           Date.

                           Notice of Interest Payment and Regular
                           Record Dates.  On the first Business
                           Day of January, April, July and Octo-
                           ber of each year, the Trustee will
                           deliver to the Company and DTC a writ-
                           ten list of Regular Record Dates and
                           Interest Payment Dates that will occur
                           with respect to Book-Entry Notes dur-
                           ing the six-month period beginning on
                           such first Business Day.  Promptly
                           after each Interest Determination Date
                           for Floating Rate Book-Entry Notes,
                           the Trustee, as Calculation Agent,
                           will notify Standard & Poor's Corpora-
                           tion of the interest rates determined
                           on such Interest Determination Date.

Calculation of             Fixed Rate Book-Entry Notes.
Interest:                  Interest on Fixed Rate Book-Entry
                           Notes (including interest for partial
                           periods) will be calculated on the
                           basis of a 360-day year of twelve
                           30-day months.

                           Floating Rate Book-Entry Notes.
                           Interest rates on Floating Rate Book-
                           Entry Notes will be determined as set
                           forth in the form of Notes.  Interest
                           on Floating Rate Book-Entry Notes,
                           except as otherwise set forth therein,
                           will be calculated on the basis of
                           actual days elapsed and a year of
                           360 days, except that in the case of a
                           Floating Rate Book-Entry Note for
                           which the Base Rate is Treasury Rate,
                           interest will be calculated on the
                           basis of the actual number of days in
                           the year.

Payments of                Payment of Interest Only.  Promptly
Principal and              after each Regular Record Date, the
Interest:                  Trustee will deliver to the Company
                           and DTC a written notice setting
                           forth, by CUSIP number, the amount of
                           interest to be paid on each Global
                           Security on the following Interest
                           Payment Date (other than an Interest
                           Payment Date coinciding with Maturity)
                           and the total of such amounts.  DTC
                           will confirm the amount payable on
                           each Global Security on such Interest
                           Payment Date by reference to the
                           appropriate (daily or weekly) bond
                           reports published by Standard & Poor's

                           Corporation.  The Company will pay to
                           the Trustee, as paying agent, the
                           total amount of interest due on such
                           Interest Payment Date (other than at
                           Maturity), and the Trustee will pay
                           such amount to DTC, at the times and
                           in the manner set forth below under
                           "Manner of Payment".

                           Payments at Maturity.  On or about the
                           first Business Day of each month,  the
                           Trustee will deliver to the Company
                           and DTC a written list of principal
                           and interest to be paid on each Global
                           Security maturing (on a Maturity or
                           Redemption Date or otherwise) in the
                           following month.  The Trustee, the
                           Company and DTC will confirm the
                           amounts of such principal and interest
                           payments with respect to each such
                           Global Security on or about the fifth
                           Business Day preceding the Maturity of
                           such Global Security.  On or before
                           Maturity, the Company will pay to the
                           Trustee, as paying agent, the princi-
                           pal amount of such Global Security,
                           together with interest due at such
                           Maturity.  The Trustee will pay such
                           amount to DTC at the times and in the
                           manner set forth below under "Manner
                           of Payment".  If any Maturity of a
                           Global Security representing Book-
                           Entry Notes is not a Business Day, the
                           payment due on such day shall be made
                           on the next succeeding Business Day
                           and no interest shall accrue on such
                           payment for the period from and after
                           such Maturity.  Promptly after payment
                           to DTC of the principal and interest
                           due at Maturity of such Global Secu-
                           rity, the Trustee will cancel such
                           Global Security in accordance with the
                           Indenture and so advise the Company.
                           On the first Business Day of each
                           month, the Trustee will deliver to the
                           Company a written statement indicating
                           the total principal amount of

                           Outstanding Global Securities as of
                           the immediately preceding Business
                           Day.  If the Maturity of a Book-Entry
                           Note is not a Business Day, the pay-
                           ment due on such day shall be made on
                           the next succeeding Business Day and
                           no interest shall accrue on such pay-
                           ment for the period from and after
                           such Maturity.

                           Manner of Payment.  The total amount
                           of any principal and interest due on
                           Global Securities on any Interest Pay-
                           ment Date or at Maturity shall be paid
                           by the Company to the Trustee in imme-
                           diately available funds no later than
                           9:30 A.M. (New York City time) on such
                           date.  The Company will make such pay-
                           ment on such Global Securities by
                           instructing the Trustee to withdraw
                           funds from an account maintained by
                           the Company with the Trustee or by
                           wire transfer to the Trustee.  The
                           Company will confirm any such instruc-
                           tions in writing to the Trustee.
                           Prior to 10 A.M. (New York City time)
                           on the date of Maturity or as soon as
                           possible thereafter, the Trustee will
                           pay by separate wire transfer (using
                           Fedwire message entry instructions in
                           a form previously specified by DTC) to
                           an account at the Federal Reserve Bank
                           of New York previously specified by
                           DTC, in funds available for immediate
                           use by DTC, each payment of principal
                           (together with interest thereon) due
                           on a Global Security on such date.  On
                           each Interest Payment Date (other than
                           at Maturity), interest payments shall
                           be made to DTC, in funds available for
                           immediate use by DTC, in accordance
                           with existing arrangements between the
                           Trustee and DTC.  On each such date,
                           DTC will pay, in accordance with its
                           SDFS operating procedures then in
                           effect, such amounts in funds avail-
                           able for immediate use to the
                           respective Participants in whose names
                           the Book-Entry Notes represented by
                           such Global Securities are recorded in
                           the book-entry system maintained by
                           DTC.  None of the Company (as issuer
                           or as paying agent) or the Trustee
                           shall have any direct responsibility
                           or liability for the payment by DTC to
                           such Participants of the principal of
                           and interest on the Book-Entry Notes.

                           Withholding Taxes.  The amount of any
                           taxes required under applicable law to
                           be withheld from any interest payment
                           on a Book-Entry Note will be deter-
                           mined and withheld by the Participant,
                           indirect participant in DTC or other
                           Person responsible for forwarding pay-
                           ments and materials directly to the
                           beneficial owner of such Note.

Procedures upon            Company Notice to Trustee Regarding
Company's Exercise         Exercise of Optional Reset.  Not
of Optional Reset          less than 45 or more than 60 days
or Optional                before an Optional Reset Date as
Extension of Maturity:     set forth in a Book-Entry Note, the
                           Company will notify the Trustee
                           whether it is exercising its option to
                           reset the Interest Rate or Spread or
                           Spread Multiplier, as the case may be,
                           for such Book-Entry Note, and if so,
                           (i) the new Interest Rate or Spread or
                           Spread Multiplier, as the case may be,
                           for such Book-Entry Note during the
                           period from such Optional Reset Date
                           to the next Optional Reset Date as set
                           forth in such Book-Entry Note or, if
                           there is no such next Optional Reset
                           Date, to the Stated Maturity of such
                           Book-Entry Note (the "Subsequent
                           Interest Period"); and (ii) the provi-
                           sions, if any, for redemption of such
                           Book-Entry Note during such Subsequent
                           Interest Period, including the date or
                           dates on which or the period or peri-
                           ods during which such redemption may
                           occur during such Subsequent Interest
                           Period.

                           Company Notice to Trustee Regarding
                           Exercise of Optional Extension of
                           Maturity.  If the Company elects to
                           exercise an option, as set forth in a
                           Book-Entry Note, to extend the Stated
                           Maturity of such Note, it will so
                           notify the Trustee no less than 45 or
                           more than 60 days before the Stated
                           Maturity of such Book-Entry Note, and
                           will further indicate (i) the new
                           Stated Maturity; (ii) the Interest
                           Rate or Spread or Spread Multiplier,
                           as the case may be, and (iii) the pro-
                           visions, if any, for redemption of
                           such Book-Entry Note during such
                           extension period, including the date
                           or dates on which or the period or
                           periods during which such redemption
                           may occur during such extension
                           period.

                           Trustee Notice to DTC Regarding Compa-
                           ny's Exercise of Optional Extension or
                           Reset.  Upon receipt of notice from
                           the Company regarding the Company's
                           exercise of either an optional exten-
                           sion of maturity or an optional reset,
                           the Trustee will hand-deliver a notice
                           to DTC not less than 40 days before
                           the Optional Reset Date (in which case
                           a "Reset Notice") or the Stated Matur-
                           ity (in which case an "Extension
                           Notice"), as the case may be, which
                           Reset Notice or Extension Notice shall
                           identify such Book-Entry Note by CUSIP
                           number and shall contain the informa-
                           tion required by the terms of the
                           Book-Entry Note.

                           Trustee Notice to Company Regarding
                           Option To Be Repaid.  If, after
                           receipt of either a Reset Notice or an
                           Extension Notice, DTC exercises the
                           option for repayment by tendering the

                           Global Security representing the Book-
                           Entry Note to be repaid as set forth
                           in such Note, the Trustee shall give
                           notice to the Company not less than
                           22 days before the Optional Reset Date
                           or the old Stated Maturity, as the
                           case may be, of the principal amount
                           of Book-Entry Notes to be repaid on
                           such Optional Reset Date or old Stated
                           Maturity, as the case may be.

                           Company Notice Regarding New Interest
                           Rate or New Spread or Spread Multi-
                           plier.  If the Company elects to
                           revoke the Interest Rate or Spread or
                           Spread Multiplier and establish a
                           higher interest rate or Spread or
                           Spread Multiplier for an Optional
                           Reset Period or extension period, as
                           the case may be, it shall, not less
                           than 20 days before such Optional
                           Reset Date or old Stated Maturity, so
                           notify the Trustee.  The Trustee will
                           immediately thereafter notify DTC of
                           the new Interest Rate or Spread or
                           Spread Multiplier applicable to such
                           Book-Entry Note.

                           Trustee Notice to Company Regarding
                           DTC Revocation of Option To Be Repaid.
                           If, after DTC has tendered any
                           Book-Entry Notes for repayment pursu-
                           ant to an Extension Notice or an
                           Optional Reset Notice, DTC then
                           revokes such tender for repayment, the
                           Trustee shall give notice to the Com-
                           pany not less than five days prior to
                           the Stated Maturity or Optional Reset
                           Date, as the case may be, of such
                           revocation and of the principal amount
                           of Book-Entry Notes for which tender
                           for repayment has been revoked.

                           Deposit of Repayment Price.  On or
                           before any old Stated Maturity where
                           the Maturity has been extended, and on
                           or before an Optional Reset Date, the

                           Company shall deposit with the Trustee
                           an amount of money sufficient to pay
                           the principal amount, plus interest
                           accrued to such old Stated Maturity or
                           Optional Reset Date, as the case may
                           be, for all the Book-Entry Notes or
                           portions thereof which are to be
                           repaid on such old Stated Maturity or
                           Optional Reset Date, as the case may
                           be.  The Trustee will use such money
                           to repay such Book-Entry Notes pursu-
                           ant to the terms set forth in such
                           Notes.

Procedures upon            Company Notice to Trustee Regarding
Company's                  Exercise of Optional Redemption.
Exercise of                At least 45 days prior to the date
Optional                   on which it intends to redeem a
Redemption:                Book-Entry Note, the Company will
                           notify the Trustee that it is exer-
                           cising such option with respect to
                           such Book-Entry Note on such date.

                           Trustee Notice to DTC Regarding Compa-
                           ny's Exercise of Optional Redemption.
                           After receipt of notice that the Com-
                           pany is exercising its option to
                           redeem a Book-Entry Note, the Trustee
                           will, at least 30 days before the
                           redemption date for such Book-Entry
                           Note, hand deliver to DTC a notice
                           identifying such Book-Entry Note by
                           CUSIP number and informing DTC of the
                           Company's exercise of such option with
                           respect to such Book-Entry Note.

                           Deposit of Redemption Price.  On or
                           before any redemption date, the Com-
                           pany shall deposit with such Trustee
                           an amount of money sufficient to pay
                           the redemption price, plus interest
                           accrued to such redemption date, for
                           all the Book-Entry Notes or portions
                           thereof which are to be repaid on such
                           redemption date.  Such Trustee will
                           use such money to repay such Book-

                           Entry Notes pursuant to the terms set
                           forth in such Notes.

Payments of Prin-          Trustee Notice to Company of Option
cipal and Interest         To Be Repaid.  Upon receipt of
upon Exercise of           notice of exercise of the option for
Optional Repayment         repayment and the Global Securities
(Except Pursuant to        representing the Book-Entry Notes so
Company's Exercise         to be repaid as set forth in such
of Optional Reset or       Notes, the Trustee shall (unless
Optional Extension):       such notice was received pursuant to
                           the Company's exercise of an optional
                           reset or an optional extension of
                           maturity, in each of which cases the
                           relevant procedures set forth above
                           are to be followed) give notice to the
                           Company not less than 20 days prior to
                           each Optional Repayment Date of such
                           Optional Repayment Date and of the
                           principal amount of Book-Entry Notes
                           to be repaid on such Optional Repay-
                           ment Date.

                           Deposit of Repayment Price.  On or
                           prior to any Optional Repayment Date,
                           the Company shall deposit with such
                           Trustee an amount of money sufficient
                           to pay the optional repayment price,
                           and accrued interest thereon to such
                           date, of all the Book-Entry Notes or
                           portions thereof which are to be
                           repaid on such date.  Such Trustee
                           will use such money to repay such
                           Book-Entry Notes pursuant to the terms
                           set forth in such Notes.

Procedure for Rate         The Company and the Agents will
Setting and                discuss from time to time the
Posting:                   aggregate principal amount of, the
                           issuance price of, and the interest
                           rates to be borne by, Book-Entry Notes
                           that may be sold as a result of the
                           solicitation of orders by the Agents.
                           If the Company decides to set prices
                           of, and rates borne by, any Book-Entry
                           Notes in respect of which the Agents
                           are to solicit orders (the setting of
                           such prices and rates to be referred
                           to herein as "posting") or if the Com-
                           pany decides to change prices or rates
                           previously posted by it, it will
                           promptly advise the Agents of the
                           prices and rates to be posted.

Acceptance and             Unless otherwise instructed by the
Rejection of               Company, each Agent will advise the
Orders:                    Company promptly by telephone of all
                           orders to purchase Book-Entry Notes
                           received by such Agent, other than
                           those rejected by it in whole or in
                           part in the reasonable exercise of its
                           discretion.  Unless otherwise agreed
                           by the Company and the Agents, the
                           Company has the right to accept orders
                           to purchase Book-Entry Notes and may
                           reject any such orders in whole or in
                           part.

Preparation of             If any order to purchase a Book-
Pricing                    Entry Note is accepted by or on
Supplement:                behalf of the Company, the Company
                           will prepare a pricing supplement (a
                           "Pricing Supplement") reflecting the
                           applicable interest rates and other
                           terms of such Book-Entry Note and will
                           arrange to have ten copies thereof
                           filed with the Commission in accor-
                           dance with the applicable paragraph of
                           Rule 424(b) under the Act and will
                           supply at least ten copies thereof
                           (and additional copies if requested)
                           to the Agent which presented the order
                           (the "Presenting Agent") at the fol-
                           lowing address:

                           If to Salomon Brothers Inc:

                           Salomon Brothers Inc
                           8800 Hidden River Parkway
                           Tampa, Florida 33167

                           Attention:  Enrique Castro
                           Telephone:  (813) 558-7165
                           Telecopy:   (813) 558-4123
                                    or

                           If to Merrill Lynch & Co.:

                           Merrill Lynch & Co. - Tritech
                             Services
                           4 Corporate Place
                           Corporate Park 287
                           Piscataway, New Jersey  08854

                           Attention:  Final Prospectus Unit/
                           Nachman Kimerling
                           Telephone:  (908) 878-6525/26/27
                           Telecopy:   (908) 878-9815

                           also, for record keeping purposes,
                           please send a copy to:

                           Merrill Lynch & Co.
                           Merrill Lynch, Pierce, Fenner &
                             Smith Incorporated
                           Merrill Lynch World Headquarters
                           World Financial Center, North Tower
                           10th Floor
                           250 Vesey Street
                           New York, New York  10281-1310
                           Attention:  MTN Product Management

                           The Presenting Agent will cause a Pro-
                           spectus and Pricing Supplement to be
                           delivered to the purchaser of such
                           Book-Entry Note.

                           In each instance that a Pricing Sup-
                           plement is prepared, the Presenting
                           Agent will affix the Pricing Supple-
                           ment to Prospectuses prior to their
                           use.  Outdated Pricing Supplements
                           (other than those retained for files)
                           will be destroyed.

Suspension of              The Company reserves the right, in
Solicitation;              its sole discretion, to instruct the
Amendment or               Agents to suspend at any time, for
Supplement:                any period of time or permanently, the
                           solicitation of orders to purchase
                           Book-Entry Notes.  Upon receipt of
                           such instructions, the Agents will
                           forthwith suspend solicitation until
                           such time as the Company has advised
                           them that such solicitation may be
                           resumed.

                           In the event that at the time the Com-
                           pany suspends solicitation of pur-
                           chases there shall be any orders out-
                           standing for settlement, the Company
                           will promptly advise the Agents and
                           the Trustee whether such orders may be
                           settled and whether copies of the Pro-
                           spectus as in effect at the time of
                           the suspension, together with the
                           appropriate Pricing Supplement, may be
                           delivered in connection with the
                           settlement of such orders.  The Com-
                           pany will have the sole responsibility
                           for such decision and for any arrange-
                           ments that may be made in the event
                           that the Company determines that such
                           orders may not be settled or that cop-
                           ies of such Prospectus may not be so
                           delivered.

                           If the Company decides to amend or
                           supplement the Registration Statement
                           (as defined in the Agency Agreement)
                           or the Prospectus, it will promptly
                           advise the Agents and furnish the
                           Agents with the proposed amendment or
                           supplement and with such certificates
                           and opinions as are required, all to
                           the extent required by and in accor-
                           dance with the terms of the Agency
                           Agreement.  Subject to the provisions
                           of the Agency Agreement, the Company
                           may file with the Commission any such
                           supplement to the Prospectus relating
                           to the Notes.  The Company will pro-
                           vide the Agents and the Trustee with
                           copies of any such supplement, and
                           confirm to the Agents that such sup-
                           plement has been filed with the Com-
                           mission pursuant to the applicable
                           paragraph of Rule 424(b).

Procedures For             When the Company has determined
Rate Changes:              to change the interest rates of Book-
                           Entry Notes being offered, it will
                           promptly advise the Agents and the
                           Agents will forthwith suspend solici-
                           tation of orders.  The Agents will
                           telephone the Company with recommenda-
                           tions as to the changed interest
                           rates.  At such time as the Company
                           has advised the Agents of the new
                           interest rates, the Agents may resume
                           solicitation of orders.  Until such
                           time only "indications of interest"
                           may be recorded.

Delivery of                A copy of the Prospectus and a
Prospectus:                Pricing Supplement relating to a Book-
                           Entry Note must accompany or precede
                           the earliest of any written offer of
                           such Book-Entry Note, confirmation of
                           the purchase of such Book-Entry Note
                           and payment for such Book-Entry Note
                           by its purchaser.  If notice of a
                           change in the terms of the Book-Entry
                           Notes is received by the Agents
                           between the time an order for a Book-
                           Entry Note is placed and the time
                           written confirmation thereof is sent
                           by the Presenting Agent to a customer
                           or his agent, such confirmation shall
                           be accompanied by a Prospectus and
                           Pricing Supplement setting forth the
                           terms in effect when the order was
                           placed.  Subject to "Suspension of
                           Solicitation; Amendment or Supplement"
                           above, the Presenting Agent will
                           deliver a Prospectus and Pricing Sup-
                           plement as herein described with
                           respect to each Book-Entry Note sold
                           by it.  The Company will make such
                           delivery if such Book-Entry Note is
                           sold directly by the Company to a pur-
                           chaser (other than an Agent).

Confirmation:              For each order to purchase a Book-
                           Entry Note solicited by any Agent and
                           accepted by or on behalf of the

                           Company, the Presenting Agent will
                           issue a confirmation to the purchaser,
                           with a copy to the Company, setting
                           forth the details set forth above and
                           delivery and payment instructions.

Settlement:                The receipt by the Company of immedi-
                           ately available funds in payment for a
                           Book-Entry Note and the authentication
                           and issuance of the Global Security
                           representing such Book-Entry Note
                           shall constitute "settlement" with
                           respect to such Book-Entry Note.  All
                           orders accepted by the Company will be
                           settled on the fifth Business Day fol-
                           lowing the date of sale of such Book-
                           Entry Note pursuant to the timetable
                           for settlement set forth below unless
                           the Company and the purchaser agree to
                           settlement on another day which shall
                           be no earlier than the next Business
                           Day following the date of sale.

Settlement                 Settlement Procedures with regard to
Procedures:                each Book-Entry Note sold by the Com-
                           pany through any Agent, as agent,
                           shall be as follows:

                           A.  The Presenting Agent will advise
                               the Company by telephone of the
                               following settlement information:

                               1.  Principal amount.

                               2.  Maturity Date.

                               3.  In the case of a Fixed Rate
                                   Book-Entry Note, the interest
                                   rate or, in the case of a
                                   Floating Rate Book-Entry Note,
                                   the Interest Rate Basis, ini-
                                   tial interest rate (if known
                                   at such time), Index Maturity,
                                   Interest Reset Period, Inter-
                                   est Reset Dates, Spread or
                                   Spread Multiplier (if any),
                                   Minimum Interest Rate (if any)
                                   and Maximum Interest Rate (if
                                   any).

                               4.  Interest Payment Dates and the
                                   Interest Payment Period.

                               5.  Redemption, repayment and
                                   extension provisions, if any.

                               6.  Settlement date.

                               7.  Price.

                               8.  Presenting Agent's commission,
                                   determined as provided in
                                   Section 2 of the Agency
                                   Agreement.

                               9.  Whether such Book-Entry Note
                                   is issued at an original issue
                                   discount ("OID") and, if so,
                                   the total amount of OID, the
                                   yield to maturity and the ini-
                                   tial accrual period OID.

                           B.  The Company will assign a CUSIP
                               number to the Global Security rep-
                               resenting such Book-Entry Note and
                               then advise the Trustee by tele-
                               phone (confirmed in writing at any
                               time on the same date) or elec-
                               tronic transmission of the infor-
                               mation set forth in Settlement
                               Procedure "A" above, such CUSIP
                               number and the name of the Pre-
                               senting Agent.  The Company will
                               also notify the Presenting Agent
                               by telephone of such CUSIP number
                               as soon as practicable.  Each such
                               communication by the Company shall
                               constitute a representation and
                               warranty by the Company to the
                               Trustee and the Presenting Agent
                               that (i) such Note is then, and at
                               the time of issuance and sale
                               thereof will be, duly authorized
                               for issuance and sale by the

                               Company, (ii) such Note, and the
                               Global Security representing such
                               Note, will conform with the terms
                               of the Indenture for such Note,
                               and (iii) upon authentication and
                               delivery of such Global Security,
                               the aggregate initial offering
                               price of all Notes issued under
                               the Indenture will not exceed
                               $300,000,000 (except for Book-
                               Entry Notes represented by Global
                               Securities authenticated and
                               delivered in exchange for or in
                               lieu of Global Securities pursuant
                               to the Indenture and except for
                               Certificated Notes authenticated
                               and delivered upon registration of
                               transfer of, in exchange for, or
                               in lieu of Certificated Notes pur-
                               suant to any such Section).

                           C.  The Trustee will enter a pending
                               deposit message through DTC's Par-
                               ticipant Terminal System providing
                               the following settlement informa-
                               tion to DTC (which shall route
                               such information to Standard &
                               Poor's Corporation), the Present-
                               ing Agent and, upon request, the
                               Trustee:

                               1.  The information set forth in
                                   Settlement Procedure "A".

                               2.  Identification as a Fixed Rate
                                   Book-Entry Note or a Floating
                                   Rate Book-Entry Note.

                               3.  Initial Interest Payment Date
                                   for such Book-Entry Note, num-
                                   ber of days by which such date
                                   succeeds the related Regular
                                   Record Date and amount of
                                   interest payable on such
                                   Interest Payment Date.

                               4.  The Interest Payment Period.

                               5.  CUSIP number of the Global
                                   Security representing such
                                   Book-Entry Note.

                               6.  Whether such Global Security
                                   will represent any other Book-
                                   Entry Note (to the extent
                                   known at such time).

                           D.  To the extent the Company has not
                               already done so, the Company will
                               deliver to the Trustee a Global
                               Security in a form that has been
                               approved by the Company, the
                               Agents and the Trustee.

                           E.  The Trustee will complete such
                               Book-Entry Note, stamp the appro-
                               priate legend, as instructed by
                               DTC, if not already set forth
                               thereon, and authenticate the Glo-
                               bal Security representing such
                               Book-Entry Note.

                           F.  DTC will credit such Book-Entry
                               Note to the Trustee's participant
                               account at DTC.

                           G.  The Trustee will enter a SDFS
                               delivery order through DTC's Par-
                               ticipant Terminal System instruct-
                               ing DTC to (i) debit such
                               Book-Entry Note to the Trustee's
                               participant account and credit
                               such Book-Entry Note to the Pre-
                               senting Agent's participant
                               account and (ii) debit the Pre-
                               senting Agent's settlement account
                               and credit the Trustee's settle-
                               ment account for an amount equal
                               to the price of such Book-Entry
                               Note less the Presenting Agent's
                               commission.  The entry of such a
                               delivery order shall constitute a
                               representation and warranty by the
                               Trustee to DTC that (i) the Global
                               Security representing such Book-

                               Entry Note has been issued and
                               authenticated and (ii) the Trustee
                               is holding such Global Security
                               pursuant to the Medium-Term Note
                               Certificate Agreement between the
                               Trustee and DTC.

                           H.  The Presenting Agent will enter an
                               SDFS delivery order through DTC's
                               Participant Terminal System
                               instructing DTC (i) to debit such
                               Book-Entry Note to the Presenting
                               Agent's participant account and
                               credit such Book-Entry Note to the
                               participant accounts of the Par-
                               ticipants with respect to such
                               Book-Entry Note and (ii) to debit
                               the settlement accounts of such
                               Participants and credit the
                               settlement account of the Present-
                               ing Agent for an amount equal to
                               the price of such Book-Entry Note.

                           I.  Transfers of funds in accordance
                               with SDFS delivery orders
                               described in Settlement
                               Procedures "G" and "H" will be
                               settled in accordance with SDFS
                               operating procedures in effect on
                               the settlement date.

                           J.  The Trustee will, upon receipt of
                               funds from the Presenting Agent in
                               accordance with Settlement Proce-
                               dure "G", wire transfer to the
                               account of the Company maintained
                               at Citibank, N.A., 399 Park Ave-
                               nue, New York, New York, funds
                               available for immediate use in the
                               amount transferred to the Trustee
                               in accordance with Settlement
                               Procedure "G".

                           K.  The Presenting Agent will confirm
                               the purchase of such Book-Entry
                               Note to the purchaser either by
                               transmitting to the Participants
                               with respect to such Book-Entry
                               Note a confirmation order or
                               orders through DTC's institutional
                               delivery system or by mailing a
                               written confirmation to such
                               purchaser.

Settlement                 For orders of Book-Entry Notes
Procedures                 solicited by any Agent and accepted
Timetable:                 by the Company for settlement on the
                           first Business Day after the sale
                           date, Settlement Procedures "A"
                           through "K" set forth above shall be
                           completed as soon as possible but not
                           later than the respective times (New
                           York City time) set forth below:

                           Settlement
                           Procedure            Time

                               A       11:00 A.M. on the sale
                                                   date
                               B       12:00 Noon on the sale
                                                   date
                               C        2:00 P.M. on the sale
                                                   date
                               D        3.00 P.M. on the day
                                                   before
                                                   settlement
                               E        9:00 A.M. on settle-
                                                   ment date
                               F       10:00 A.M. on settle-
                                                   ment date
                              G-H       2:00 P.M. on settle-
                                                   ment date
                               I       4:45 P.M.  on settle-
                                                   ment date
                              J-K       5:00 P.M. on settle-
                                                   ment date

                           If a sale is to be settled more than
                           one Business Day after the sale date,
                           Settlement Procedures "A", "B" and "C"
                           shall be completed as soon as practi-
                           cable but no later than 11:00 A.M. and
                           12:00 Noon on the first Business Day
                           after the sale date and no later than

                           2:00 P.M. on the Business Day before
                           the settlement date, respectively.  If
                           the initial interest rate for a Float-
                           ing Rate Book-Entry Note has not been
                           determined at the time that Settlement
                           Procedure "A" is completed, Settlement
                           Procedures "B" and "C" shall be com-
                           pleted as soon as such rate has been
                           determined but no later than
                           12:00 Noon and 2:00 P.M., respec-
                           tively, on the Business Day before the
                           settlement date.  Settlement
                           Procedure "I" is subject to extension
                           in accordance with any extension of
                           Fedwire closing deadlines and in the
                           other events specified in SDFS operat-
                           ing procedures in effect on the
                           settlement date.

                           If settlement of a Book-Entry Note is
                           rescheduled or canceled, the Trustee
                           will deliver to DTC, through DTC's
                           Participant Terminal System, a cancel-
                           lation message to such effect by no
                           later than 2:00 P.M. on the Business
                           Day immediately preceding the sched-
                           uled settlement date.

Failure To Settle:         If the Trustee fails to enter an SDFS
                           delivery order with respect to a Book-
                           Entry Note pursuant to Settlement
                           Procedure "G", the Trustee may deliver
                           to DTC, through DTC's Participant Ter-
                           minal System, as soon as practicable,
                           a withdrawal message instructing DTC
                           to debit such Book-Entry Note to the
                           Trustee's participant account.  DTC
                           will process the withdrawal message,
                           provided that the Trustee's partici-
                           pant account contains a principal
                           amount of the Global Security repre-
                           senting such Book-Entry Note that is
                           at least equal to the principal amount
                           to be debited.  If a withdrawal mes-
                           sage is processed with respect to all
                           the Book-Entry Notes represented by a
                           Global Security, the Trustee will
                           cancel such Global Security in accor-
                           dance with the Indenture and so advise
                           the Company and the Trustee will make
                           appropriate entries in its records.
                           The CUSIP number assigned to such Glo-
                           bal Security shall, in accordance with
                           CUSIP Service Bureau procedures, be
                           canceled and not immediately reas-
                           signed.  If a withdrawal message is
                           processed with respect to one or more,
                           but not all, of the Book-Entry Notes
                           represented by a Global Security, the
                           Trustee will exchange such Book-Entry
                           Note for two Global Securities, one of
                           which shall represent such Book-Entry
                           Notes and shall be canceled immedi-
                           ately after issuance and the other of
                           which shall represent the other
                           Book-Entry Notes previously repre-
                           sented by the surrendered Global Secu-
                           rity and shall bear the CUSIP number
                           of the surrendered Global Security.

                           If the purchase price for any Book-
                           Entry Note is not timely paid to the
                           Participants with respect to such Note
                           by the beneficial purchaser thereof
                           (or a Person, including an indirect
                           participant in DTC, acting on behalf
                           of such purchaser), such Participants
                           and, in turn, the Presenting Agent may
                           enter SDFS delivery orders through
                           DTC's Participant Terminal System
                           reversing the orders entered pursuant
                           to Settlement Procedures "H" and "G",
                           respectively.  Thereafter, the Trustee
                           will deliver the withdrawal message
                           and take the related actions described
                           in the preceding paragraph.  If such
                           failure shall have occurred for any
                           reason other than a default by the
                           Presenting Agent in the performance of
                           its obligations hereunder and under
                           the Agency Agreement, then the Company
                           will reimburse the Presenting Agent or
                           the Trustee, as applicable, on an
                           equitable basis for the loss of the
                           use of the funds during the period
                           when they were credited to the account
                           of the Company.

                           Notwithstanding the foregoing, upon
                           any failure to settle with respect to
                           a Book-Entry Note, DTC may take any
                           actions in accordance with its SDFS
                           operating procedures then in effect.
                           In the event of a failure to settle
                           with respect to one or more, but not
                           all, of the Book-Entry Notes to have
                           been represented by a Global Security,
                           the Trustee will provide, in accor-
                           dance with Settlement Procedure "E",
                           for the authentication and issuance of
                           a Global Security representing the
                           other Book-Entry Notes to have been
                           represented by such Global Security
                           and will make appropriate entries in
                           its records.

Trustee Not to             Nothing herein shall be deemed to
Risk Funds:                require the Trustee to risk or expend
                           its own funds in connection with any
                           payment to the Company, DTC, the
                           Agents or the purchaser, it being
                           understood by all parties that pay-
                           ments made by the Trustee to the Com-
                           pany, DTC, the Agents or the purchaser
                           shall be made only to the extent that
                           funds are provided to the Trustee for
                           such purpose.

Authenticity               The Company will cause the Trustee
of Signatures:             to furnish the Agents from time to
                           time with the specimen signatures of
                           each of the Trustee's officers, em-
                           ployees or agents who has been autho-
                           rized by the Trustee to authenticate
                           Book-Entry Notes, but no Agent will
                           have any obligation or liability to
                           the Company or the Trustee in respect
                           of the authenticity of the signature
                           of any officer, employee or agent of
                           the Company or the Trustee on any
                           Book-Entry Note.

Payment of                 Each Agent shall forward to the
Expenses:                  Company, on a monthly basis, a state-
                           ment of the out-of-pocket expenses
                           incurred by such Agent during that
                           month that are reimbursable to it pur-
                           suant to the terms of the Agency
                           Agreement.  The Company will remit
                           payment to the Agents currently on a
                           monthly basis.

Advertising                The Company will determine with the
Costs:                     Agents the amount of advertising that
                           may be appropriate in soliciting
                           offers to purchase the Book-Entry
                           Notes.  Advertising expenses will be
                           paid by the Company.

Periodic Statements        Periodically, the Trustee
from the Trustee:          will send to the Company a statement
                           setting forth the principal amount of
                           Book-Entry Notes Outstanding as of
                           that date and setting forth a brief
                           description of any sales of Book-Entry
                           Notes which the Company has advised
                           the Trustee but which have not yet
                           been settled.

                             PART II
        Administrative Procedures for Certificated Notes

          The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:                  Each Certificated Note will be dated and
                           issued as of the date of its authentica-tion by the Trustee. Each Certificated
                           Note will bear an Original Issue Date,
                           which will be (i) with respect to an
                           original Certificated Note (or any por-
                           tion thereof), its original issuance
                           date (which will be the settlement date) and (ii) with respect to any Certifi-cated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated
                           Note, the Original Issue Date of the
                           predecessor Certificated Note, regard-
                           less of the date of authentication of
                           such subsequently issued Certificated
                           Note.

Registration:              Certificated Notes will be issued only
                           in fully registered form without
                           coupons.

Transfers and              A Certificated Note may be presented
Exchanges:                 for transfer or exchange at the princi-
                           pal corporate trust office in the City
                           of New York of the Trustee.  Certifi-
                           cated Notes will be exchangeable for
                           other Certificated Notes having identi-
                           cal terms but different authorized
                           denominations without service charge.
                           Certificated Notes will not be exchange-able for Book-Entry Notes.

Maturities:                Each Certificated Note will mature on a
                           date more than nine months after the
                           settlement date for such Note. A Float-ing Rate Certificated Note will mature only on an Interest Payment Date for such Note. Any Note denominated in Jap-anese yen will mature on a date not less than one year from the Original Issue
                           Date (as defined below) for such Note.
                           Any Note denominated in Pounds Sterling
                           will mature on a date not less than one
                           year, nor more than five years, after
                           its Original Issue Date.

Denominations:             The denomination of any Certificated
                           Note denominated in U.S. dollars will be a minimum of $1,000 or any amount in excess thereof that is an integral mul-tiple of $1,000. The authorized denomi-nations of Certificated Notes denomi-nated in any other currency will be specified pursuant to "Settlement Proce-dures" below.

Interest:                  General.  Interest, if any, on each Cer-
                           tificated Note will accrue from the
                           original issue date for the first inter-est period or the last date to which interest has been paid, if any, for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Pro-spectus, as supplemented by the appli-cable Pricing Supplement. Unless other-wise specified therein, each payment of interest on a Certificated Note will include interest accrued to but exclud-ing the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Regular Record Date immediately preceding the Interest Pay-ment Date) or to but excluding Maturity
                           (other than a Maturity of a Fixed Rate
                           Certificated Note occurring on the 31st
                           day of a month, in which case such pay-
                           ment of interest will include interest
                           accrued to but excluding the 30th day of such month).

                           Regular Record Dates.  The Regular
                           Record Dates with respect to any Inter-
                           est Payment Date shall be the date
                           fifteen calendar days immediately pre-
                           ceding such Interest Payment Date
                           (whether or not a Business Day).

                           Fixed Rate Certificated Notes.  Unless
                           otherwise specified pursuant to Settle-
                           ment Procedure "A" below, interest pay-
                           ments on Fixed Rate Certificated Notes
                           will be made semiannually on May 15 and
                           November 15 of each year and at Matur-
                           ity; provided, however, that if any
                           Interest Payment Date for a Fixed Rate
                           Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided further, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Pay-ment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regu-lar Record Date.

                           Floating Rate Certificated Notes.
                           Interest payments will be made on Float-ing Rate Certificated Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly interest Payment Period, on the third Wednesday of March, June, Sep-tember and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursu-ant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Certif-icated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certifi-cated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Certifi-cated Note issued between a Regular Record Date and an interest Payment Date, the first interest payment will be made on the Interest Payment Date fol-lowing the next succeeding Regular Record Date.

Calculation of             Fixed Rate Certificated Note.
Interest:                  Interest on Fixed Rate Certificated
                           Notes (including interest for partial
                           periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                           Floating Rate Certificated Notes.
                           Interest rates on Floating Rate Certifi-cated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Cer-tificated Note for which the Base Rate is Treasury Rate, interest will be cal-culated on the basis of the actual num-ber of days in the year.

Payments of                Interest, if any, on each Certifi-
Principal and              cated Note will be calculated and
Interest:                  paid in the manner described in such
                           Note and in the Prospectus, as supple-
                           mented by the applicable Pricing Supple-ment. Unless otherwise provided in the

                           Indenture or the Certificated Note, the
                           first payment of interest on any Certif-icated Note originally issued between a Record Date and an Interest Payment Date will be made on the next succeeding Interest Payment Date. Interest payable at the Maturity of a Certificated Note will be payable to the Person to whom the principal of such Note is payable. Unless other arrangements are made, all interest payments (excluding interest payments made on the Maturity Date) will be made by check mailed to the person entitled thereto as provided above; pro-vided, however, that the holder of $10,000,000 (or the equivalent thereof in other currencies) or more of Certifi-cated Notes with similar tenor and terms will be entitled to receive payment by wire transfer in U.S. dollars.

                           Within 10 days following each Record
                           Date, the Trustee will inform the Com-
                           pany of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

                           The Trustee will be responsible for
                           withholding taxes on interest paid on
                           Certificated Notes as required by appli-cable law.

                           If the Maturity of a Certificated Note
                           is not a Business Day, the payment due
                           on such day shall be made on the next
                           succeeding Business Day and no interest
                           shall accrue on such payment for the
                           period from and after such Maturity.

Procedures upon            Company Notice to Trustee Regarding
Company's Exercise         Exercise of Optional Reset.  Not less
of Optional Reset          than 45 or more than 60 days before
or Optional                an Optional Reset Date as set forth
Extension of               in a Certificated Note, the Company
Maturity:                  will notify the Trustee whether it is
                           exercising its option to reset the
                           Interest Rate or Spread or Spread Multi-plier, as the case may be, for such Cer-tificated Note, and if so, (i) the new
                           Interest Rate or Spread or Spread Multi-plier, as the case may be, for such Cer-tificated Note during the period from such Optional Reset Date to the next
                           Optional Reset Date as set forth in such Certificated Note or, if there is no such next Optional Reset Date, to the Maturity Date of such Certificated Note
                           (the "Subsequent Interest Period"); and
                           (ii) the provisions, if any, for redemp-tion of such Certificated Note during such Subsequent Interest Period, includ-ing the date or dates on which or the period or periods during which such redemption may occur during such Subse-quent Interest Period.

                           Company Notice to Trustee Regarding
                           Exercise of Optional Extension of Matur-ity. If the Company elects to exercise an option, as set forth in a Certifi-cated Note, to extend the Maturity Date of such Note, it will so notify the Trustee no less than 45 or more than 60 days before the Maturity Date of such Certificated Note, and will further indicate (i) the new Maturity Date;
                           (ii) the Interest Rate or Spread or
                           Spread Multiplier, as the case may be,
                           and (iii) the provisions, if any, for
                           redemption of such Certificated Note
                           during such extension period, including
                           the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                           Trustee Notice to Holders Regarding Com-pany's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trus-tee will mail a notice, first class, postage prepaid, to the Holder not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Maturity Date (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                           Trustee Notice to Company Regarding
                           Option To Be Repaid.  If, after receipt
                           of either a Reset Notice or an Extension
                           Notice, any Holder of a Certificated
                           Note exercises the option for repayment
                           by tendering the Certificated Note to be repaid as set forth in the Certificated Note, the Trustee shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Maturity Date, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old Maturity Date, as the case may be.

                           Company Notice Regarding New Interest
                           Rate or New Spread or Spread Multiplier.
                           If the Company elects to revoke the
                           Interest Rate or Spread or Spread Multi-plier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Maturity Date, so notify the Trustee. The Trus-tee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid of the new Interest Rate or Spread or Spread

                           Multiplier applicable to such Certifi-
                           cated Note.

                           Trustee Notice to Company Regarding
                           Holders Revocation of Option To Be
                           Repaid.  If, after the Holder has ten-
                           dered any Certificated Notes for repay-
                           ment pursuant to an Extension Notice or
                           an Optional Reset Notice, such Holder
                           then revokes such tender for repayment,
                           the Trustee shall give notice to the
                           Company not less than five days prior to the Maturity Date or Optional Reset Date, as the case may be, of such revo-cation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                           Deposit of Repayment Price.  On or
                           before any old Maturity Date where the
                           Maturity has been extended, and on or
                           before an Optional Reset Date, the Com-
                           pany shall deposit with the Trustee an
                           amount of money sufficient to pay the
                           principal amount, plus interest accrued
                           to such old Maturity Date or Optional
                           Reset Date, as the case may be, for all
                           the Certificated Notes or portions
                           thereof which are to be repaid on such
                           old Maturity Date or Optional Reset
                           Date, as the case may be.  Such Trustee
                           will use such money to repay such Cer-
                           tificated Notes pursuant to the terms
                           set forth in such Notes.

Procedures upon            Company Notice to Trustee Regarding
Company's Exercise         Exercise of Optional Redemption.
of Optional                At least 45 days prior to the date on
Redemption                 which it intends to redeem a Certifi-
                           cated Note, the Company will notify the
                           Trustee that it is exercising such
                           option with respect to such Certificated
                           Note on such date.

                           Trustee Notice to Holders Regarding Com-pany's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

                           Deposit of Redemption Price.  On or
                           before any redemption date, the Company
                           shall deposit with such Trustee an
                           amount of money sufficient to pay the
                           redemption price, plus interest accrued
                           to such redemption date, for all the
                           Certificated Notes or portions thereof
                           and which are to be repaid on such
                           redemption date.  Such Trustee will use
                           such money to repay such Certificated
                           Notes pursuant to the terms set forth in such Notes.

Payments of Principal      Trustee Notice to Company of Option
and Interest Upon          To Be Repaid.  Upon receipt of notice
Exercise of Optional       of exercise of the option for
Repayment (Except          repayment and the Global Securities
Pursuant to Company's      representing the Certificated Notes
Exercise of Optional       so to be repaid as set forth in such
Reset or Optional          Notes, the Trustee shall (unless such
Extension:                 notice was received pursuant to the Com-
                           pany's exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant proce-dures set forth above are to be fol-lowed) give notice to the Company not less than 20 days prior to each Optional
                           Repayment Date of such Optional Repay-
                           ment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

                           Deposit of Repayment Price. On or prior to any Optional Repayment Date, the Com-pany shall deposit with such Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Certificated Notes or portions thereof which are to be repaid on such date. Such Trustee will use such money to repay such Certificated Notes pursu-ant to the terms set forth in such Notes.

Procedure for Rate         The Company and the Agents will
Setting and Posting:       discuss from time to time the aggregate
                           principal amount of, the issuance price
                           of, and the interest rates to be borne
                           by, Notes that may be sold as a result
                           of the solicitation of orders by the
                           Agents.  If the Company decides to set
                           prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previ-ously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and             Unless otherwise instructed by the
Rejection of Orders:       Company, each Agent will advise the Com-
                           pany promptly by telephone of all orders to purchase Certificated Notes received by such Agent, other than those rejected by it in whole or in part in the reason-able exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certifi-cated Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Cer-tificated Note to be settled in less than three Business Days, the Company shall verify that the Trustee will have adequate time to prepare and authenti-cate such Note.

Preparation of             If any order to purchase a Certifi-
Pricing Supplement         cated Note is accepted by or on behalf
                           of the Company, the Company will prepare a pricing supplement (a "Pricing Supple-ment") reflecting the interest rates and other terms of such Certified Note and will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of
                           Rule 424(b) under the Act and will sup-
                           ply at least ten copies thereof (and
                           additional copies if requested) to the
                           Agent which presented the order (the
                           "Presenting Agent").  The Presenting
                           Agent will cause a Prospectus and Pric-
                           ing Supplement to be delivered to the
                           purchaser of such Certificated Note.

                           In each instance that a Pricing Supple-
                           ment is prepared, the Presenting Agent
                           will affix the Pricing Supplement to
                           Prospectuses prior to their use.  Out-
                           dated Pricing Supplements (other than
                           those retained for files) will be
                           destroyed.

Suspension of              The Company reserves the right, in
Solicitation;              its sole discretion, to instruct the
Amendment or               Agents to suspend at any time for any
Supplement:                period of time or permanently, the
                           solicitation of orders to purchase Cer-
                           tificated Notes.  Upon receipt of such
                           instructions, the Agents will forthwith
                           suspend solicitation until such time as
                           the Company has advised them that such
                           solicitation may be resumed.

                           In the event that at the time the Com-
                           pany suspends solicitation of purchases
                           there shall be any orders outstanding
                           for settlement, the Company will
                           promptly advise the Agents and the Trus-tee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                           If the Company decides to amend or sup-
                           plement the Registration Statement or
                           the Prospectus, it will promptly advise
                           the Agents and furnish the Agents with
                           the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedure for              When the Company has determined to
Rate Changes:              change the interest rates of Certifi-
                           cated Notes being offered, it will
                           promptly advise the Agents and the
                           Agents will forthwith suspend solicita-
                           tion of orders.  The Agents will tele-
                           phone the Company with recommendations
                           as to the changed interest rates.  At
                           such time as the Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only "indica-tions of interest" may be recorded.

Delivery of                A copy of the Prospectus and a
Prospectus:                Pricing Supplement relating to a Certif-
                           icated Note must accompany or precede
                           the earliest of any written offer of
                           such Certificated Note, confirmation of
                           the purchase of such Certificated Note
                           and payment for such Certificated Note
                           by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agents between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confir-mation shall be accompanied by a Pro-spectus and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement" above, the Presenting Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it. The Com-pany will make such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than any Agent).

Confirmation:              For each order to purchase a Certifi-
                           cated Note solicited by any Agent and
                           accepted by or on behalf of the Company, the Presenting Agent will issue a con-firmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                The receipt by the Company of immedi-
                           ately available funds in exchange for an authenticated Certificated Note deliv-ered to the Presenting Agent and the Presenting Agent's delivery of such Cer-tificated Note against receipt of imme-diately available funds shall, with respect to such Certificated Note, con-stitute "settlement". All orders accepted by the Company will be settled on the fifth Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement                 Settlement Procedures with regard to
Procedures:                each Certificated Note sold by the Com-
                           pany through any Agent, as agent, shall
                           be as follows:

                           A.  The Presenting Agent will advise the
                               Company by telephone of the follow-
                               ing settlement information, in time
                               for the Trustee to prepare and
                               authenticate the required Note:

                               1.  Name in which such Certificated
                                   Note is to be registered ("Reg-
                                   istered Owner").

                               2.  Address of the Registered Owner
                                   and address for payment of prin-
                                   cipal and interest.

                               3.  Taxpayer identification number
                                   of the Registered Owner (if
                                   available).

                               4.  Principal amount.

                               5.  Maturity Date.

                               6.  In the case of a Fixed Rate Cer-
                                   tificated Note, the interest
                                   rate or, in the case of a Float-
                                   ing Rate Certificated Note, the
                                   initial interest rate (if known
                                   at such time), Interest Rate
                                   Basis, Index Maturity, Interest
                                   Reset Period, Interest Reset
                                   Dates, Spread or Spread Multi-
                                   plier (if any), Minimum Interest
                                   Rate (if any) and Maximum Inter-
                                   est Rate (if any).

                               7.  Interest Payment Dates and the
                                   Interest Payment Period.

                               8.  Specified Currency and whether
                                   the option to elect payment in a
                                   Specified Currency applies and
                                   if the Specified Currency is not
                                   U.S. dollars, the authorized
                                   denominations.

                               9.  Redemption, repayment or exten-
                                   sion provisions, if any.

                               10. Settlement date.

                               11. Price (including currency).

                               12. Presenting Agent's commission,
                                   determined as provided in
                                   Section 2 of the Agency
                                   Agreement.

                               13. Whether such Certificated Note
                                   is issued at an original issue
                                   discount, and, if so, the total
                                   amount of OID, the yield to
                                   maturity and the initial accrual
                                   period OID.

                           B.  The Company will advise the Trustee
                               by telephone (confirmed in writing
                               at any time on the sale date) or
                               electronic transmission  of the
                               information set forth in Settlement
                               Procedure "A" above and the name of
                               the Presenting Agent.

                           C.  The Company will deliver to the
                               Trustee a pre-printed four-ply
                               packet for such Certificated Note,
                               which packet will contain the fol-
                               lowing documents in forms that have
                               been approved by Company, the Agents
                               and the Trustee:

                               1.  Certificated Note with customer
                                   confirmation.

                               2.  Stub One - For Trustee.

                               3.  Stub Two - For the Presenting
                                   Agent.

                               4.  Stub Three - For the Company.

                           D.  The Trustee will complete such Cer-
                               tificated Note and will authenticate
                               such Certificated Note and deliver
                               it (with the confirmation) and Stubs
                               One and Two to the Presenting Agent,
                               all in accordance with the written
                               directions (or oral instructions
                               confirmed in writing on the next
                               Business Day) of the Company at the
                               following applicable address:  in
                               the case of Salomon Brothers Inc to
                               the Bank of New York, Dealer Clear-
                               ance, One Wall Street, 3rd Floor,
                               New York, NY 10005, Attention:
                               Salomon Account, or if to Merrill
                               Lynch & Co. to Merrill Lynch,
                               Pierce, Fenner & Smith Incorporated,
                               Money Market Clearance - MTNs, 75
                               Barclay Street, Window C, New York,
                               New York 10080, Attention:  Kevin
                               Brennan.  The Presenting Agent will
                               acknowledge receipt of the Note by
                               stamping or otherwise marking Stub
                               One and returning it to the Trustee.
                               Such delivery will be made only
                               against such acknowledgment of
                               receipt.  In the event that the
                               instructions given by the Presenting
                               Agent for payment to the account of
                               the Company are revoked, the Company
                               will as promptly as possible wire
                               transfer to the account of the Pre-
                               senting Agent an amount of immedi-
                               ately available funds equal to the
                               amount of such payment made.

                           E.  The Presenting Agent will deliver
                               such Certificated Note (with the
                               confirmation) to the customer
                               against payment in immediately pay-
                               able funds.  The Presenting Agent
                               will obtain the acknowledgment of
                               receipt of such Certificated Note by
                               retaining Stub Two.

                           F.  The Trustee will send Stub Three to
                               the Company by first-class mail.

Settlement                 For orders of Certificated Notes
Procedures                 solicited by any Agent, as agent, and
Timetable:                 accepted by the Company, Settlement
                           Procedures "A" through "F" set forth
                           above shall be completed on or before
                           the respective times (New York City
                           time) set forth below:

                           Settlement
                           Procedure            Time

                               A        2:00 P.M. on the day
                                                   before
                                                   settlement
                              B-C       3:00 P.M. on the day
                                                   before
                                                   settlement
                               D        2:15 P.M. on settlement
                                                   date
                               E        3:00 P.M. on settlement
                                                   date
                               F        5:00 P.M. on settlement
                                                   date

Failure To Settle:         If a purchaser fails to accept delivery
                           of and make payment for any Certificated
                           Note, the Presenting Agent will notify
                           the Company and the Trustee by telephone and return such Certificated Note to the Trustee. Upon receipt of such notice, the Company will immediately wire trans-fer to the account of the Presenting
                           Agent an amount equal to the amount pre-viously credited to the account of Com-pany in respect of such Certificated
                           Note.  Such wire transfer will be made
                           on the settlement date, if possible, and in any event not later than the Business
                           Day following the settlement date.  If
                           the failure shall have occurred for any
                           reason other than a default by the

                           Presenting Agent in the performance of
                           its obligations hereunder and under the
                           Agency Agreement, then the Company will
                           reimburse the Presenting Agent or the
                           Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certifi-cated Note in respect of which such failure occurred, the Trustee will can-cel such Certificated Note in accordance with the Indenture and so advise the Company and the Trustee will make appro-priate entries in its records.

Trustee and                Nothing herein shall be deemed to
Not To Risk Funds:         require the Trustee to risk or expend
                           its own funds in connection with any
                           payment to the Company, the Agents or
                           the purchaser, it being understood by
                           all parties that payments made by the
                           Trustee to the Company, the Agents or
                           the purchaser shall be made only to the
                           extent that funds are provided to the
                           Trustee for such purpose.

Authenticity of            The Company will cause the Trustee to
Signatures:                furnish the Agents from time to time
                           with the specimen signatures of each of
                           the Trustee's officers, employees or
                           agents who has been authorized by the
                           Trustee to authenticate Certificated
                           Notes, but no Agent will have any obli-
                           gation or liability to the Company or
                           the Trustee in respect of the authentic-ity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.

Payment of Expenses:       Each Agent shall forward to the Company,
                           on a monthly basis, a statement of the
                           out-of-pocket expenses incurred by such
                           Agent during that month that are reim-
                           bursable to it pursuant to the terms of
                           the Agency Agreement.  The Company will
                           remit payment to the Agents currently on a monthly basis.

Advertising Costs:         The Company will determine with the
                           Agents the amount of advertising that
                           may be appropriate in soliciting orders
                           to purchase the Certificated Notes.
                           Advertising expenses will be paid by the Company.

Periodic Statements        Periodically, the Trustee will send
from the Trustee:          to the Company a statement setting forth
                           the principal amount of Certificated
                           Notes Outstanding as of that date and
                           setting forth a brief description of any sales of Certificated Notes which the Company has advised the Trustee but which have not yet been settled.

                                                        EXHIBIT B



                     CPC International Inc.

                   Medium Term Notes, Series B

                    Due More Than Nine Months
                       from Date of Issue

                         TERMS AGREEMENT


                                                 January   , 1994


Attention:

          Subject in all respects to the terms and conditions of
the Selling Agency Agreement (the "Agreement") dated January   ,
1994, between Salomon Brothers Inc, Merrill Lynch & Co., and you, the undersigned agrees to purchase the following Notes of CPC International Inc.:


[Add additional terms as may be needed to identify Notes.]

[Specified Currency]:

Aggregate Principal Amount:        $

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Discount or Commission:            % of Principal Amount

Purchase Price:                 % of Principal Amount [plus
                                   accrued interest from
                                                , 199 ]

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Method of Payment:

Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(m) of the Agreement:


                                   [Purchaser]


                                   By:____________________


Accepted:

CPC International Inc.

By:
   _______________________
   Title: